UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):   August 12, 2009

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4C Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (609) 495-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

        On August 12, 2009, we entered into a letter agreement (the “Letter Agreement”) with Rodman & Renshaw, LLC (the “Placement Agent”) relating to the sale by us of 9,484,848 units in a “registered direct” offering (the “Offering”) at a purchase price of $0.33 per unit (each, a “Unit”). Each Unit consists of (i) one share of our common stock, par value $0.01 per share (the “Common Stock”), and (ii) one warrant to purchase 0.35 of one share of Common Stock (the “Warrants”). The Warrants have a five-year term from the date of issuance, are exercisable commencing on the date of issuance and will be exercisable at an exercise price of $0.33 per share. The sale of the Units is being made pursuant to a Securities Purchase Agreement dated August 12, 2009. The net proceeds to the Company from the sale of the Units, after deducting for the Placement Agent’s fees and offering expenses, will be approximately $2.8 million. In addition, we will issue to the Placement Agent a warrant to purchase up to 474,242 shares of Common Stock at an exercise price of $0.4125 per share (the “Placement Agent Warrant”). The Placement Agent Warrant is exercisable commencing on issue and expiring on November 27, 2012. The Placement Agent has no obligation to buy any shares of Common Stock from us.

        The Letter Agreement, the form of Warrant, the Placement Agent Warrant, the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. and the form of Securities Purchase Agreement are filed as Exhibits 1.1, 4.1, 4.2, 5.1 and 10.1, respectively, to this Current Report on Form 8-K, and such documents are incorporated herein by this reference.

        The Units are being sold pursuant to a prospectus supplement dated August 12, 2009 and an accompanying prospectus dated November 27, 2007, pursuant to our effective shelf registration statement on Form S-3 (Registration No. 333-146392). The Offering is scheduled to close on August 17, 2009, subject to customary closing conditions.

Item 8.01 Other Events.

        On August 12, 2009, we issued a press release, attached as Exhibit 99.1 to this report, concerning the offering.

Item 9.01 Financial Statements and Exhibits.

        (d)       Exhibits:

1.1	Letter agreement dated August 12, 2009 by and between Palatin Technologies, Inc. and Rodman & Renshaw, LLC.
4.1	Form of Warrant
4.2	Placement Agent Warrant
5.1	Legal Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. dated as of August 12, 2009
10.1	Form of Securities Purchase Agreement
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included as part of Exhibit 5.1)
99.1	Press Release dated August 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: August 13, 2009	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST Executive Vice President - Operations and Chief Financial Officer

EXHIBIT INDEX

1.1	Letter agreement dated August 12, 2009 by and between Palatin Technologies, Inc. and Rodman & Renshaw, LLC.
4.1	Form of Warrant
4.2	Placement Agent Warrant
5.1	Legal Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. dated as of August 12, 2009
10.1	Form of Securities Purchase Agreement
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included as part of Exhibit 5.1)
99.1	Press Release dated August 12, 2009